                                AMENDMENT NO. 1 TO

                    SECOND AMENDED AND RESTATED RIGHTS AGREEMENT

     This Amendment No. 1 (the "Amendment") to the Second Amended and Restated Rights Agreement dated as of November 1, 1998 (the "Rights Agreement") is made and entered into as of June 15, 1999, pursuant to Section 16.1 of the Rights Agreement by and among: ShopNow.com Inc., a Washington corporation; the Holders; and the other parties signatory hereto. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Rights Agreement.

                                      RECITALS

     WHEREAS, Section 16.1 of the Rights Agreement permits amendment of the Rights Agreement upon written consent of (i) the Company, (ii) Investors owning at least sixty-seven percent (67%) of the Outstanding Registrable Securities owned by all Investors, and (iii) the Holders of Outstanding Registrable Securities equivalent to more than fifty percent (50%) of the Registrable Common issued and issuable;

     WHEREAS, the Company has entered into a Loan and Security Agreement with Transamerica Business Credit Corporation, a Delaware corporation ("TBCC"), and in connection with such transaction the Company has issued to TBCC and Sand Hill Capital, LLC ("Sand Hill") warrants to acquire shares of Common;

     WHEREAS, the Company has entered into a Master Lease Agreement with Silicon Valley Bank ("SVB") and in connection with such transaction the Company has issued to SVB a warrant to acquire shares of Common;

     WHEREAS, the Company has entered into a Loan and Security Agreement with Leasing Technologies, International, a Delaware corporation ("LTI"), and in connection with such transaction the Company has issued to LTI a warrant to acquire shares of Common;

     WHEREAS, the Company has entered into a Stock Purchase with HNC Software Inc., a Delaware corporation ("HNC"), and in connection with such transaction has issued to HNC Series H Convertible Preferred Stock and other Securities;

     WHEREAS, the Company has entered into an Electronic Distributor Agreement with Corel Corporation, a Canadian corporation ("Corel"), and in connection with such transaction has issued to Corel a warrant and other Securities to acquire shares of the Common;

     WHEREAS, the Company has entered into a Distributorship/Marketing Agreement with Qwest Communications Corporation, a Delaware corporation ("Qwest"), and in connection with such transaction has issued to Qwest a warrant to acquire shares of Common;

     WHEREAS, the Company has entered into a Cross Promotion Agreement with 24/7 Media, Inc., a Delaware corporation ("24/7 Media"), and in connection with such transaction has issued to 24/7 Media Series G Convertible Preferred Stock and other Securities;

     WHEREAS, the Company has issued Securities to Odyssey Venture Partners L.P. ("Odyssey"), Argossy Ltd ("Argossy"), and Zeron Capital Ltd. ("Zeron") in connection with various business transactions;

     WHEREAS, the Company has issued Securities to Bill Pittman, an individual ("Pittman"), in connection with its acquisition of GO Software, Inc.; and

     WHEREAS, in connection with the above-referenced Securities, the Company has agreed to grant TBCC, Sand Hill, SVB, LTI, HNC, Corel, Qwest, 24/7 Media, Odyssey, Argossy, Zeron, and Pittman registration rights and it is therefore necessary to amend the Rights Agreement to permit the inclusion of these additional parties.

                                     AGREEMENT

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Section 1.1 of the Rights Agreement is hereby amended to add the following new definitions in the applicable alphabetical order:

               "JOINDER AGREEMENT" means an agreement in the form of Annex A hereto.

               "INVESTOR" means (a) each party listed as an Investor in this Agreement or on the signature pages hereto with respect to shares of Preferred or shares of Common issuable upon exercise of Agent Warrants, Series C Warrants or Warrants, (b) each Merger Investor, and
     (c) each of HNC Software Inc., Corel Corporation, 24/7 Media, Inc., Qwest Communications Corporation, Odyssey, Argossy, and Zeron.

               "LENDER" means Transamerica Business Credit Corporation, Leasing Technologies, International, Sand Hill Capital, LLC, Silicon Valley Bank and any other financial institution or equipment lessor.

               "LENDER WARRANTS" means warrants exercisable for shares of Common issued to Lenders in connection with commercial credit arrangements, equipment financings or other similar transactions.

               "MANAGER" means any of Dwayne Walker (with respect to shares of Common), Othniel Palomino, Ganapathy Krishnan and Bill Pittman.

               "SUPPLIER WARRANTS" means warrants exercisable for shares of Common issued to suppliers in connection with product supply and other similar relationships.

          "SERIES G PREFERRED" means (a) the outstanding shares of the Company's Series G Convertible Preferred Stock, $0.01 par value; (b) any shares of Common issued upon exercise of those Warrants issued in connection with the sale of the Series G Convertible Preferred Stock; (c)any shares of Series G Convertible Preferred Stock issued in payment of a dividend upon any share of Series G Convertible Preferred Stock; and (d) any other Securities issued as a dividend or other distribution with respect to, or in replacement of, any Series G Convertible Preferred Stock except shares of Registrable Common.

          "SERIES H PREFERRED" means (a) the outstanding shares of the Company's Series H Convertible Preferred Stock, $0.01 par value; (b) any shares of Common issued upon exercise of those Warrants issued in connection with the sale of the Series H Convertible Preferred Stock; (c) any shares of Series H Convertible Preferred Stock issued in payment of a dividend upon any share of Series H Convertible Preferred Stock; and (d) any other Securities issued as a dividend or other distribution with respect to, or in replacement of, any Series H Convertible Preferred Stock except shares of Registrable Common.

     2. The following definitions set forth in Section 1.1 of the Rights Agreement are hereby amended and restated to read in their entirety, as follows:

          "PREFERRED" means collectively, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, the Series G Preferred, and the Series H Preferred.

          "WARRANTS" means those warrants exercisable for shares of Common issued in connection with the sale of the Series D Preferred, the Series E Preferred, the Series F Preferred, the Series G Preferred, and the Series H Preferred.

     3. Section 1.1 of the Rights Agreement is hereby amended by replacing subsection (e) of the definition of "REGISTRABLE COMMON" with the following subsection (e):

     (e) any shares of Common issued or then issuable upon exercise of the Lender Warrants, the Supplier Warrants, the Agent Warrants, the Series C Warrants and the Warrants;

     4. Section 1.1 of the Rights Agreement is hereby amended by replacing subsection (d) of the definition of "OUTSTANDING REGISTRABLE SECURITIES" with the following subsection (d):

     (d) any shares of Common then outstanding which were issued upon exercise of the Agent Warrants, the Supplier Warrants, the Series C Warrants, or the Warrants;

     5. The parties hereto hereby agree that TBCC, Sand Hill, LTI and SVB shall each be deemed, subject to their execution and delivery of this Amendment, a Holder and accordingly shall be subject to all the rights and obligations of a Holder for the purposes of the Rights Agreement.

     6. The parties hereto hereby agree that HNC, Corel, Qwest, 24/7 Media, Odyssey, Argossy and Zeron shall each be deemed, subject to their execution and delivery of this Amendment, an Investor and accordingly shall be subject to all the rights and obligations of an Investor of Registrable Common for the purposes of the Rights Agreement.

     7. The parties hereto hereby agree that Pittman shall be deemed a Manager and accordingly shall be subject to all the rights and obligations of a Manager for the purposes of the Rights Agreement.

     8. Section 16.1 of the Rights Agreement is hereby amended by inserting the following sentence after the last sentence of Section 16.1:

     Notwithstanding anything contained in Section 16.1, any Lender that receives Securities in connection with commercial credit arrangements, equipment financings or similar arrangements, shall be deemed, subject to such Lender's execution and delivery of the Joinder Agreement, a Holder for the purposes of this Agreement (subject to all the rights and obligations hereunder).

     9. Annex A attached hereto shall be deemed to be a new Annex A to the Rights Agreement.

     10. Except as expressly set forth in this Amendment, the Rights Agreement shall continue in full force and effect in accordance with its terms.

     11. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Washington, without reference to the conflict of laws provisions thereof.





                 [Remainder of this Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO SECOND AMENDED RIGHTS AGREEMENT to be executed as of the date first above written.

THE COMPANY                            SHOPNOW.COM INC.,
                                       a Washington corporation

                                       By: /s/ Dwayne Walker
                                          --------------------------------

                                       Name:______________________________

                                       Title:_____________________________

HOLDERS

EXISTING INVESTORS:                    THE PRODUCTIVITY FUND III, L.P.
                                       a Delaware limited partnership

                                       By: /s/ Bret R. Maxwell
                                          --------------------------------
                                          First Analysis Management
                                          Company III, L.L.C.
                                          Its General Partner


                                       By: /s/ Bret R. Maxwell
                                          --------------------------------
                                          First Analysis Corporation, a Member


                                       By: /s/ Bret R. Maxwell
                                          --------------------------------
                                          Bret R. Maxwell, Vice Chairman


                                       ENVIRONMENTAL PRIVATE EQUITY FUND
                                       II, L.P.,
                                       a Delaware limited partnership

                                       By: /s/ Bret R. Maxwell
                                          --------------------------------
                                          Environmental Private Equity
                                          Management II., L.P., Its General
                                          Partner


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

                                       By: /s/ Bret R. Maxwell
                                          --------------------------------
                                          First Analysis EPEF Management
                                          Company II, a General Partner


                                       By: /s/ Bret R. Maxwell
                                          --------------------------------
                                          First Analysis Corporation,
                                          a Gerneral Partner


                                       By: /s/ Bret R. Maxwell
                                          --------------------------------
                                          Bret R. Maxwell, Vice Chairman


                                       /s/ Dwayne Walker
                                       -----------------------------------
                                       DWAYNE WALKER


                                       /s/ Othniel Palomino
                                       -----------------------------------
                                       OTHNIEL PALOMINO


                                       ___________________________________
                                       TIMOTHY MAR


                                       ___________________________________
                                       MICHAEL C. AND CAROLYN J. KEEL


                                       /s/ Christopher B. Harned 7/7/99
                                       -----------------------------------
                                       CHRISTOPHER B. HARNED


                                       ___________________________________
                                       MARK E. AND TERRI P. ZIMDARS


                                       /s/ Mark C. McClure
                                       -----------------------------------
                                       MARK C. AND DOREN McCLURE


                                       ___________________________________
                                       JAMES M. AND GRACE M. CRICK


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

                                       ___________________________________
                                       ARTHUR M. MOLLOY


                                       ___________________________________
                                       MAHAN AND JAYABEN M. SHAH

                                       TZM INVESTMENT FUND

                                       By: /s/ illegible
                                          --------------------------------


                                       TOLMI LLC

                                       By: /s/ James Bidzos
                                          --------------------------------


                                       MADISON SECURITIES, INC.

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________



NEW INVESTORS:                         HNC SOFTWARE, INC.,
                                       a Delaware corporation

                                       By: /s/ R. V. Thomas
                                          --------------------------------

                                       Name: Raymond V. Thomas
                                            ------------------------------

                                       Title: CFO
                                            ------------------------------


                                       COREL CORPORATION,
                                       a Canadian corporation

                                       By: /s/ Mitch Desrodos
                                          --------------------------------

                                       Name: Mitch Desrodos
                                            ------------------------------

                                       Title: VP Finance & Controller
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

                                       QWEST COMMUNICATIONS CORPORATION,
                                       a Delaware corporation

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


                                       24/7 MEDIA, INC.,
                                       a Delaware corporation

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


                                       ODYSSEY VENTURE PARTNERS L.P.


                                       By: /s/ Roderick M. Forrest
                                          --------------------------------

                                       Name: Roderick M. Forrest
                                            ------------------------------

                                       Title: Director of Zeron Capital
                                              LTD. as General Partner to
                                              Odyssey Venture Partners
                                             -----------------------------


                                       ARGOSSY LTD.

                                       By: /s/ Max Quin
                                          --------------------------------

                                       Name: Maxwell L.H. Quin
                                            ------------------------------

                                       Title: Director
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

                                       ZERON CAPITAL LTD.

                                       By: /s/ Ian P. Pilgrim
                                          --------------------------------

                                       Name: Ian P. Pilgrim
                                            ------------------------------

                                       Title: Director
                                             -----------------------------


MANAGERS:
                                       /s/ Dwayne Walker
                                       -----------------------------------
                                       DWAYNE WALKER

                                       /s/ Othniel D. Palomino
                                       -----------------------------------
                                       OTHNIEL PALOMINO

                                       /s/ Kalyani Krishnan
                                       -----------------------------------
                                       GANAPATHY KRISHNAN/KALYANI KRISHNAN


                                       -----------------------------------
                                       BILL PITTMAN

LENDERS:                               TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Ian Schnider
                                          --------------------------------

                                       Name: Ian Schnider
                                            ------------------------------

                                       Title: Senior Vice President/
                                              General Manager
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

                                       SAND HILL CAPITAL, LLC,

                                       By: /s/ William J. Del Biaggio III
                                          --------------------------------

                                       Name: William J. Del Biaggio III
                                            ------------------------------

                                       Title: Managing General Parnter
                                             -----------------------------


                                       SILICON VALLEY BANK

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Brian Danielson
                                            ----------------------------------

                                       Name:  Brian Danielson
                                            ----------------------------------
                                             Trust Official Banker's
                                             Trust Co., Trustee



                                       /s/ Thomas L. Flynn individually 7-8-99
  Entity shareholder sign here:        ---------------------------------------
                                       (Print name of entity)

                                       By:
                                          ------------------------------------

                                       Name:
                                            ----------------------------------

                                       Title:
                                             ---------------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Phillip Rosett M.D.
                                            ------------------------------

                                       Name:  Phillip Rosett M.D.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael R. Demnicki
                                            ------------------------------

                                       Name:  Michael R. Demnicki
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:        7/15/99

                                             /s/ Fredrick B. Weichbrod
                                            ------------------------------

                                       Name: Fredrick B. Weichbrod

                                            ------------------------------


                                             /s/ Don Steger
                                            ------------------------------

                                       Name: Don Steger

                                            ------------------------------


  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Irene S. Sparage
                                            ------------------------------

                                       Name: Irene S. Sparage
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Jerry W. Woods
                                            ------------------------------

                                       Name:
                                            ------------------------------


                                             /s/ Dar M. Woods
                                            ------------------------------

                                       Name:
                                            ------------------------------



  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Brian D. Ranelle, D.O.
                                            ------------------------------

                                       Name: Brian D. Ranelle, D.O.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard S. Rothman
                                            ------------------------------

                                       Name: Richard S. Rothman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Eugene E. Cook
                                            ------------------------------

                                       Name: Eugene E. Cook
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Harvey S. Saks TTEE
                                            ------------------------------

                                       Name: Harvey S. Saks TTEE
                                            ------------------------------



                                         Harvey S. Saks Trust
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Harvey S. Saks TTEE
                                          --------------------------------

                                       Name: Harvey S. Saks TTEE
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ illegible
                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Ronald L. Antinone M.D.
                                            ------------------------------

                                       Name: Ronald L. Antinone M.D.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael E. Kleinhans
                                            ------------------------------

                                       Name: Michael E. Kleinhans
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Kenneth G. Mick Rev Trust dtd 12/28/94
  Entity shareholder sign here:        --------------------------------------
                                       (Print name of entity)

                                       By: /s/ Kenneth G. Mick
                                          --------------------------------

                                       Name: Kenneth G. Mick
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Joseph T. Majewski
                                            ------------------------------

                                       Name: Joseph T. Majewski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Juanita Antinone
                                            ------------------------------

                                       Name: Juanita Antinone
                                            ------------------------------


                                             /s/ Ronald L. Antinone M.D.
                                            ------------------------------

                                       Name: Ronald L. Antinone M.D.
                                            ------------------------------



                                         Juanita P. Antinone
                                         Ronald L. Antinone M.D.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Marvin T. Keeling
                                            ------------------------------

                                       Name: Marvin T. Keeling
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                           ------------------------------

                                      Name:
                                           ------------------------------



                                      Leasing Technologies International, Inc.
  Entity shareholder sign here:       ----------------------------------------
                                      (Print name of entity)

                                      By: /s/ Hugh M. Baum, Esq.
                                         --------------------------------

                                      Name: Hugh M. Baum, Esq.
                                           ------------------------------

                                      Title: Secretary
                                            -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Evelyn Munden G.P.
                                            ------------------------------

                                       Name: EVELYN MUNDEN
                                            ------------------------------




  Entity shareholder sign here:        MUNDEN FAMILY PARTNERSHIP, L.P.
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Evelyn Munden G.P.
                                          --------------------------------

                                       Name: EVELYN MUNDEN
                                            ------------------------------

                                       Title: Gen. Part.
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Don Peachey
                                            ------------------------------




  Entity shareholder sign here:
                                       -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Steven M. Kaplan
                                            ------------------------------

                                       Name: Steven M. Kaplan 7/7/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        Angell Investments LLC
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Richard Angell
                                          --------------------------------

                                       Name: Richard Angell
                                            ------------------------------

                                       Title: Managing Member
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ LASKIN REALTY CORP. PROFIT
                                                SHARING PLAN
                                            ------------------------------

                                       Name: Evelyn Munden G.P. TTEE
                                            ------------------------------




  Entity shareholder sign here:        LASKIN REALTY CORP. PROFIT
                                       SHARING PLAN
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Evelyn Munden
                                          --------------------------------

                                       Name: Evelyn Munden
                                            ------------------------------

                                       Title: General Partner/TTEE
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John R. Potter
                                            ------------------------------

                                       Name: John R. Potter
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John C. Lundberg
                                            ------------------------------

                                       Name: John C. Lundberg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Steven Dobryman
                                            ------------------------------

                                       Name: Steven Dobryman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Walter M. Narajowski
                                            ------------------------------

                                       Name: Walter M. Narajowski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        AUGUSTINE FUND LP
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Thomas F. Duszynski
                                          --------------------------------

                                       Name: Thomas F. Duszynski
                                            ------------------------------

                                       Title: CFO, AUGUSTINE CAPITAL
                                              MANAGEMENT, INC., GENERAL
                                              PARTNER
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Mark Terbeek
                                            ------------------------------

                                       Name: Mark Terberk 7/17/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        24/7 Media, Inc.
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Mark E. Moran
                                          --------------------------------

                                       Name: Mark E. Moran
                                            ------------------------------

                                       Title: Senior Vice President
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Michael C. Dussault
                                            ------------------------------

                                       Name: Michael C. Dussault
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ illegible
                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Gary C. Garrett
                                            ------------------------------

                                       Name: Gary C. Garrett
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Kathleen E. Grabowski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John G. Girardot
                                            ------------------------------

                                       Name: John G. Girardot
                                            ------------------------------




  Entity shareholder sign here:        JOHN G. GIRARDOT
                                       -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David Lubin
                                            ------------------------------

                                       Name: David Lubin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Janet M. Clarin
                                            ------------------------------

                                       Name: Janet M. Clarin
                                            ------------------------------

                                            /s/ Gary R. Clarin
                                            ------------------------------

                                       Name: Gary R. Clarin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Barbara J. Macaluso
                                            ------------------------------

                                       Name: Barbara J. Macaluso
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert M. Hayes
                                            ------------------------------

                                       Name: Robert M. Hayes
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        Robert J. Morse Trust
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Robert J. Morse
                                          --------------------------------

                                       Name: Robert Morse
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Thomas A. Denney
                                            ------------------------------

                                       Name: Thomas A. Denney
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Donald F. Wilson
                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        Northport Private Equity, LLC
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ David T. Shelby
                                          --------------------------------

                                       Name: David T. Shelby
                                            ------------------------------

                                       Title: Manager
                                             -----------------------------
                                                                7/10/94


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert F. Scheuer
                                            ------------------------------

                                       Name: Robert F. Scheuer
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ R.N. Evenson
                                            ------------------------------

                                       Name: R.N. Evenson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: illegible      7/9/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Cory Rogin
                                            ------------------------------

                                       Name: Cory Rogin
                                            ------------------------------


                                             /s/ Steve M. Rogin
                                            ------------------------------

                                       Name: Steve M. Rogin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Scott K. Pittman
                                            ------------------------------

                                       Name: Scott K. Pittman
                                            ------------------------------


                                             /s/ Kim M. Pittman
                                            ------------------------------

                                       Name: Kim M. Pittman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Diane Harmon
                                            ------------------------------

                                       Name: Diane Harmon
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Clint Chao
                                            ------------------------------

                                       Name: Clint Chao
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John J. Hazinski, Jr.
                                            ------------------------------

                                       Name: John J. Hazinski, Jr.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ William M. Kennedy
                                            ------------------------------

                                       Name: William M. Kennedy
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Clari Wechter
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Todd S. Cohen
                                            ------------------------------

                                       Name: Todd S. Cohen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Herbert L. Holzman
                                            ------------------------------

                                       Name: Herbert L. Holzman
                                            ------------------------------


                                             /s/ Jody Holzman
                                            ------------------------------

                                       Name: Jody Holzman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Douglas R. Feurring
                                            ------------------------------

                                       Name: Douglas R. Feurring
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Kevin Furey
                                            ------------------------------

                                       Name: Kevin Furey
                                            ------------------------------


                                             /s/ Christele Furey
                                            ------------------------------

                                       Name: Christele Furey
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Walter E. Lisowski
                                            ------------------------------

                                       Name: Walter E. Lisowski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David H. Welch 7/15/99
                                            ------------------------------

                                       Name: David H. Welch
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Joseph Fetter
                                            ------------------------------

                                       Name: Joseph Fetter
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Ronald W. Massner
                                            ------------------------------

                                       Name: Ronald W. Massner
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David Kozin/Renee Kozin
                                            ------------------------------

                                       Name: David Kozin/Renee Kozin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Everett Roehl
                                            ------------------------------

                                       Name: Everett Roehl
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Terri P. Zimdars
                                            ------------------------------

                                       Name: Terri P. Zimdars
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Mark E. Zimdars
                                            ------------------------------

                                       Name: Mark E. Zimdars
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Jason Bank
                                            ------------------------------

                                       Name: Jason Bank
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Eugene & Moselle Kouri
                                            ------------------------------

                                       Name: Eugene & Moselle Kouri
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Donald A. DeStepheno
                                            ------------------------------

                                       Name: Donald A. DeStepheon
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ M. Krieger
                                            ------------------------------

                                       Name: M. Krieger
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Michael C. Keel 7/12/99
                                            ------------------------------

                                       Name: Michael C. Keel
                                            ------------------------------

                                            /s/ Carolyn J. Keel 7/12/99
                                            ------------------------------

                                       Name: Carolyn J. Keel
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Eugene Fasano
                                            ------------------------------

                                       Name: Eugene Fasano
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Larry A. Johnson
                                            ------------------------------

                                       Name: Larry A. Johnson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Noel Abkemeier
                                            ------------------------------

                                       Name: Noel Abkemeier
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Lillian Fasano
                                            ------------------------------

                                       Name: Lilian Fasano
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Eliza D. Ward
                                            ------------------------------

                                       Name: Eliza D. Ward
                                            ------------------------------


                                             /s/ Timothy C. Mar
                                            ------------------------------

                                       Name: Timothy C. Mar
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Mark C. McClure
                                            ------------------------------

                                       Name: Mark C. McClure
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John J. Fortunato
                                            ------------------------------

                                       Name: John J. Fortunato
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Dale A. Drake
                                            ------------------------------

                                       Name: Dale A. Drake
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Stephen M. Wernikoff
                                            ------------------------------

                                       Name: Stephen M. Wernikoff
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Thomas R. Lonergan
                                            ------------------------------

                                       Name: Thomas R. Lonergan
                                            ------------------------------



                                        AG Edwards C/F Tom Lonergan IRA
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: Dennis Scheumann
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James A. Jalovec
                                            ------------------------------

                                       Name: James A. Jalovec
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert S. Angel
                                            ------------------------------

                                       Name: Robert S. Angel
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Eugunides
                                            ------------------------------

                                       Name: Michael Eugunides
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: Stephen J. Nardi
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard A. Stewart
                                            ------------------------------

                                       Name: Richard A. Stewart
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Paul Goodrich
                                            ------------------------------

                                       Name: Paul Goodrich
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        JPB Corporation
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ James P. Byrne
                                          --------------------------------

                                       Name: James P. Byrne
                                            ------------------------------

                                       Title: President
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ C. Glenn Lee
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Melvin Kersting
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael J. Owens
                                            ------------------------------

                                       Name: Michael J. Owens
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Paul A. DiFranco
                                            ------------------------------

                                       Name: Paul A. DiFranco
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Dan W. Riordan
                                            ------------------------------

                                       Name: Dan W. Riordan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Charles Kersting Jr.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James Marsallo
                                            ------------------------------

                                       Name: James Marsallo
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Lorenz
                                            ------------------------------

                                       Name: Michael Lorenz
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Stuart Biegal
                                            ------------------------------

                                       Name: Stuart Biegal
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ David J. Lynch
                                            ------------------------------

                                       Name: David J. Lynch
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Frank Gedelman
                                            ------------------------------

                                       Name: Frank Gedelman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ James L. Mann
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Bradford Miller
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Thomas Wienen
                                            ------------------------------

                                       Name: Thomas Wienen
                                            ------------------------------


                                             /s/ Connie Wienen
                                            ------------------------------

                                       Name: Connie Wienen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Santaro
                                            ------------------------------

                                       Name: Michael Santaro
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                         New Wave Partnership
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Marc Schreiber
                                          --------------------------------

                                       Name: Marc Schreiber
                                            ------------------------------

                                       Title: General Partner
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Allan Forman
                                            ------------------------------

                                       Name: Allan Forman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ David L. Lang
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael E. Nugent
                                            ------------------------------

                                       Name: Michael E. Nugent
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Paul E. Mokdessi
                                            ------------------------------

                                       Name: Paul E. Mokdessi
                                            ------------------------------


                                             /s/ Julie S. Mokdessi
                                            ------------------------------

                                       Name: Julie S. Mokdessi
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

                                       ZERON CAPITAL LTD.

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------

MANAGERS:

                                       --------------------------------
                                       DWAYNE WALKER

                                       --------------------------------
                                       OTHNIEL PALOMINO

                                       --------------------------------
                                       GANAPATHY KRISHNAN/KALYANI
                                       KRISHNAN

                                       /s/ Bill Pittman
                                       --------------------------------
                                       BILL PITTMAN


LENDERS:                               TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION,
                                       a Delaware Corporation

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                        /s/ Ronald Stone Insurance Trust
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Ronald Stone
                                          --------------------------------

                                       Name: Ronald Stone
                                            ------------------------------

                                       Title: Trustee
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Manus C. Kraff M.D.
                                            ------------------------------



                                        Manus C. Kraff M.D.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John A. Geheb
                                            ------------------------------

                                       Name: John A. Geheb  7/11/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Michael M. Gelbort
                                            ------------------------------

                                       Name: Michael M. Gelbort
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Arthur E. Molloy
                                            ------------------------------

                                       Name: Arthur E. Molloy
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Dale A. Drake
                                          --------------------------------

                                       Name: DALE A. DRAKE
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Arthur J. Davidson
                                            ------------------------------

                                       Name: Arthur J. Davidson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Eugene A. Huske
                                            ------------------------------

                                       Name: Eugene A. Huske
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ James D. Webb
                                            ------------------------------

                                       Name: James D. Webb
                                            ------------------------------


                                            /s/ Sue R. Webb
                                            ------------------------------

                                       Name: Sue R. Webb
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Steven M. Kaplan
                                            ------------------------------

                                       Name: Steven M. Kaplan 7/7/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Kalyani Krishnan
                                            ------------------------------

                                       Name: Kalyani Krishnan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Jeffrey B. Haggin
                                            ------------------------------

                                       Name: Jeffrey B. Haggin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ William Meltzer
                                            ------------------------------

                                       Name: William Meltzer, MD
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: Paul W Soderstrom
                                            ------------------------------




  Entity shareholder sign here:        PAUL'S LIQUIDATING INC.
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Paul W Soderstrom
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title: Pres.
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Todd Humphrey
                                            ------------------------------

                                       Name: Todd Humphrey
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: /s/ Haines Hill
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Darla Gasser
                                            ------------------------------

                                       Name: Darla Gasser 7/6/99
                                            ------------------------------


                                            /s/ Billy F. Gasser
                                            ------------------------------

                                       Name: Billy F. Gasser 7/6/99
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ CR Kinsman
                                            ------------------------------

                                       Name: CR KINSMAN
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ John W. Egan
                                            ------------------------------

                                       Name: John W. Egan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Stephen H. Kaufman
                                            ------------------------------

                                       Name: Stephen H. Kaufman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Kent A. Petersen
                                            ------------------------------

                                       Name: Kent A. Petersen
                                            ------------------------------

                                            /s/ Garneda L. Petersen
                                            ------------------------------

                                       Name: Garneda L. Petersen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Scott L. Rosen
                                            ------------------------------

                                       Name: Scott L. Rosen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Peter L. Neubauer
                                            ------------------------------

                                       Name: Peter L. Neubauer
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Basil M. Kromelow
                                            ------------------------------

                                       Name: Basil M. Kromelow
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard A. Walz
                                            ------------------------------

                                       Name: Richard A. Walz
                                            ------------------------------
                                                                 7/8/99




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John W. Gerun
                                            ------------------------------

                                       Name: John W. Gerun
                                            ------------------------------
                                                      7/8/99




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert G. Lamphere
                                            ------------------------------

                                       Name: Robert G. Lamphere
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert J. Bobb
                                            ------------------------------

                                       Name: Robert J. Bobb
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Fred Weiss
                                            ------------------------------

                                       Name: Fred Weiss
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James B. Eversole
                                            ------------------------------

                                       Name: James B. Eversole
                                            ------------------------------


                                             /s/ Shirley M. Eversole
                                            ------------------------------

                                       Name: Shirley M. Eversole
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Barbara S. Kornblatt
                                            ------------------------------

                                       Name: Barbara S. Kornblatt
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Brian Johnson
                                            ------------------------------

                                       Name: Brian Johnson
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ David Milgrom
                                            ------------------------------

                                       Name: David Milgrom
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert Clauss
                                            ------------------------------

                                       Name: Robert Clauss
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert J. Spencer
                                            ------------------------------

                                       Name: Robert J. Spencer
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard H. Dermott
                                            ------------------------------

                                       Name: Richard H. Dermott
                                            ------------------------------


                                             /s/ Janice T. Dermott
                                            ------------------------------

                                       Name: Janice T. Dermott
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Linda S. Schmier
                                            ------------------------------

                                       Name: Linda S. Schmier
                                            ------------------------------


                                             /s/ Robert J. Schmier
                                            ------------------------------

                                       Name: Robert J. Schmier
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ William D. Smithburg
                                            ------------------------------

                                       Name: William D. Smithburg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Patrick Moughan
                                            ------------------------------

                                       Name: Patrick Moughan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ David R. Stager
                                            ------------------------------

                                       Name: David R. Stager
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name: illegible
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Martin R. Walsh
                                            ------------------------------

                                       Name: Martin R. Walsh
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Martin A. Begun
                                            ------------------------------

                                       Name: Martin A. Begun
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Gary Novetsky
                                            ------------------------------

                                       Name: Gary Novetsky
                                            ------------------------------

                                            /s/ Sandra Novetsky
                                            ------------------------------

                                       Name: Sandra Novetsky
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David DeAngeles
                                            ------------------------------

                                       Name: David DeAngeles
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John G. Schultz
                                            ------------------------------

                                       Name: John G. Schultz
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Steven Craig
                                            ------------------------------

                                       Name: Steven Craig
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Edward H. Fiedler
                                            ------------------------------

                                       Name: Edward H. Fiedler
                                            ------------------------------

                                             /s/ John F. Kofler
                                            ------------------------------

                                       Name: John F. Kofler
                                            ------------------------------



  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Thomas Fassbinder
                                            ------------------------------

                                       Name: Thomas Fassbinder
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Lee E. Tenzer
                                            ------------------------------

                                       Name: Lee E. Tenzer
                                            ------------------------------

                                             Lee E. Tenzer
                                             LETCO
                                             440 S. LaSalle St. - 3012
                                             Chicago, IL 60605


  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John J. Arundel
                                            ------------------------------

                                       Name: John J. Arundel
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Edward Atkins
                                            ------------------------------

                                       Name: Edward Atkins
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Douglas M. Kenyon
                                            ------------------------------

                                       Name: Douglas M. Keynon
                                            ------------------------------

                                            /s/ Mary L. Keynon
                                            ------------------------------

                                       Name: Mary L. Keynon
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ James M. Crick
                                            ------------------------------

                                       Name: JAMES M. CRICK
                                            ------------------------------

                                            /s/ Grace M. Crick
                                            ------------------------------

                                       Name: GRACE M. CRICK
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Richard H Solem
                                            ------------------------------

                                       Name: RICHARD H SOLEM
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Lawrence E. Hiler
                                            ------------------------------

                                       Name: LAWRENCE E. HILER
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Stephen A. Spero
                                            ------------------------------

                                       Name: STEPHEN A. SPERO
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Kevin S. McGovern
                                            ------------------------------

                                       Name: Kevin S. McGovern
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Neil R Friedman
                                            ------------------------------

                                       Name: NEIL R FRIEDMAN
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Roger Arlen Milton Jr
                                            ------------------------------

                                       Name: Roger Arlen Milton Jr
                                            ------------------------------

                                            /s/ Jill Oddy Milton
                                            ------------------------------

                                       Name: Jill Oddy Milton
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name: Roger A Milton Jr
                                            ------------------------------

                                       Title: Co-Trustee
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------




  Entity shareholder sign here:        O. P. Steinwald MD LTD IRA
                                       -----------------------------------
                                       (Print name of entity)

                                       By: /s/ O P Steinwald
                                          --------------------------------

                                       Name: O P Steinwald MD
                                            ------------------------------

                                       Title: TTEE of O P Steinwald MD LTD IRA
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Tom A. Alberg
                                            ------------------------------

                                       Name: Tom A. Alberg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James B. Michaelsen
                                            ------------------------------

                                       Name: James B. Michaelsen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Joseph M. Cocquyt
                                            ------------------------------

                                       Name: Joseph M. Cocquyt
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Richard R. Straus
                                            ------------------------------

                                       Name: Richard R. Straus
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ John L. Montgomery
                                            ------------------------------

                                       Name: John L. Montgomery
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Bruce Berger
                                            ------------------------------

                                       Name: Bruce Berger
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael Hoban
                                            ------------------------------

                                       Name: Michael Hoban
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Mark W. Rohde
                                            ------------------------------

                                       Name: Mark W. Rohde
                                            ------------------------------


                                             /s/ Betty A. Rohde
                                            ------------------------------

                                       Name: Betty A. Rohde
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Bruce N. Crichton
                                            ------------------------------

                                       Name: Bruce N. Crichton
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Joel S. Schlesinger
                                            ------------------------------

                                       Name: Joel S. Schlesinger
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Woodflower Investment Partnership
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Kerry Peck
                                          --------------------------------

                                       Name: Kerry Peck
                                            ------------------------------

                                       Title: Gen. Ptnr.
                                             -----------------------------


                                       By: /s/ Kenneth Bloom
                                          --------------------------------

                                       Name: Kenneth Bloom
                                            ------------------------------

                                       Title: Gen. Ptnr.
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Robert J. Marshall
                                            ------------------------------

                                       Name: Robert J. Marshall
                                            ------------------------------


                                             /s/ Juli Wilson Marshall
                                            ------------------------------

                                       Name: Juli Wilson Marshall
                                            ------------------------------
                                             7/7/99




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Don S. Jorgensen
                                            ------------------------------

                                       Name: Don S. Jorgensen
                                            ------------------------------


                                             /s/ Herbert W. Jorgensen
                                            ------------------------------

                                       Name: Herbert W. Jorgensen
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Douglas R. Feurring
                                            ------------------------------

                                       Name: Douglas R. Feurring
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Ronald Stone
                                            ------------------------------

                                       Name: Ronald Stone
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ William Choslovsky
                                            ------------------------------

                                       Name: William Choslovsky
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael F. Brophy
                                            ------------------------------

                                       Name: Michael F. Brophy
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Lon Frociene
                                            ------------------------------

                                       Name: Lon Frociene
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ M.B. Shah
                                            ------------------------------

                                       Name: Mahan B. Shah
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Martin Stoneman
                                            ------------------------------

                                       Name: Martin Stoneman
                                            ------------------------------



                                       Independent Trust Corp.
                                       FBO Martin Stoneman IRA
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Martin Stoneman
                                          --------------------------------

                                       Name: Martin Stoneman
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Martin Stoneman
                                            ------------------------------

                                       Name: Martin Stoneman
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ James S. Riley
                                            ------------------------------

                                       Name: James S. Riley
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Alexander S. Pasquale
                                            ------------------------------

                                       Name: Alexander S. Pasquale
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                 7/7/99      /s/ Julie A. Cochrane
                                            ------------------------------

                                       Name: Julie A. Cochrane
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Mark C. McClure
                                            ------------------------------

                                       Name: Mark C. McClure
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Joseph T. Majewski
                                            ------------------------------

                                       Name: Joseph T. Majewski
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Irv Kessler
                                            ------------------------------

                                       Name: Irv Kessler
                                            ------------------------------
                                             Managing Member
                                             Arbitrade LLC




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ A.L. Humphrey Jr.
                                            ------------------------------

                                       Name: Alfred L. Humphrey Jr.
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Oliver Kwon
                                            ------------------------------

                                       Name: Oliver Kwon
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Retail Ventures Int'l, Inc.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Oliver Kwon
                                          --------------------------------

                                       Name: Oliver Kwon
                                            ------------------------------

                                       Title: President
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Ronald L. Piasecki
                                            ------------------------------

                                       Name: Ronald L. Piasecki
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Polestar Capital Fund III, L.P.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)
                                       By: Polestar Capital Partners, L.P.
                                           Its General Partner

                                       By: /s/ John W. Doerer
                                          --------------------------------

                                       Name: John W. Doerer
                                            ------------------------------

                                       Title:  General Partner
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:

                                            ------------------------------

                                       Name:
                                            ------------------------------



                                       Polestar Capital Fund II, L.P.
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)
                                       By: Polestar Capital Partners, L.P.
                                           Its General Partner

                                       By: /s/ John W. Doerer
                                          --------------------------------

                                       Name: John W. Doerer
                                            ------------------------------

                                       Title:  General Partner
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ W. David Gearhart
                                            ------------------------------

                                       Name: W. David Gearhart
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Ara Chackerian  6-6-99
                                            ------------------------------

                                       Name: Ara Chackerian
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Dave Chimp
                                            ------------------------------

                                       Name: Dave Chimp
                                            ------------------------------



                                       Newmark Partnership
  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By: /s/ Dave Chimp
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title: General Partner
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ W. Lawrence Long
                                            ------------------------------

                                       Name: W. Lawrence Long
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Trish Millines Dziko
                                            ------------------------------

                                       Name: Trish Millines Dziko
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                             /s/ Michael P. Ryan
                                            ------------------------------

                                       Name: Michael P. Ryan TTEE
                                            ------------------------------
                                            FBO Michael P. Ryan Rev. Trust
                                            UAD 2-16-84




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Bradley E. Ruff MD 7/16/99
                                            ------------------------------

                                       Name: Bradley E. Ruff MD
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Othniel D. Palomino
                                            ------------------------------

                                       Name: Othniel D. Palomino
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ David Bemoras
                                            ------------------------------

                                       Name: David Bemoras
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Marvin A. Ginsburg
                                            ------------------------------

                                       Name: Marvin A. Ginsburg
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:        7/7/99

                                            /s/ Christ J. Pavlatos
                                            ------------------------------

                                       Name: Christ J. Pavlatos
                                            ------------------------------

                                            /s/ Michael J. Pavlatos
                                            ------------------------------

                                       Name: Michael J. Pavlatos
                                            ------------------------------



  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Ken Chamberlin
                                            ------------------------------

                                       Name: Ken Chamberlin
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Joseph S. Kaplan
                                            ------------------------------

                                       Name: Joseph S. Kaplan
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Mario Tricoci
                                            ------------------------------

                                       Name: Mario Tricoci
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

ADDITIONAL EXISTING INVESTOR:

  Individual shareholder  sign here:
                                            /s/ Sebastian Palumbo
                                            ------------------------------

                                       Name: Sebastian Palumbo
                                            ------------------------------




  Entity shareholder sign here:        -----------------------------------
                                       (Print name of entity)

                                       By:
                                          --------------------------------

                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------


          [Signature page to Amendment No. 1 to Restated Rights Agreement]

                                      ANNEX A

                                 JOINDER AGREEMENT

     THIS JOINDER AGREEMENT (this "AGREEMENT"), dated as of __________, ____, is executed by [LENDER], a ___________ [corporation] [partnership] [etc.] ("LENDER"), in favor of SHOPNOW.COM INC., a Washington corporation. ("BORROWER").

                                      RECITALS

             A. Pursuant to a [Loan Agreement, Equipment Lease, etc.] dated as of [DATE] (as amended from time to time, the "LOAN
     AGREEMENT"), among Borrower and Lender, Lender has agreed to [extend loans/finance equipment] to Borrower upon the terms and subject to the conditions set forth therein.

             B. The Lender's obligations to Borrower under the Loan Agreement are subject to, among other conditions, receipt by Lender of a Warrant, dated as of [Date], 1999 (the "WARRANT"), duly executed by Borrower.

             C. Pursuant to Section __ of the Warrant, the parties hereto have agreed that Lender will be granted registration rights under the Second Amended and Restated Rights Agreement, dated November 30, 1998 (as amended from time to time, the "Rights Agreement").

             D. It is a precondition to Lender becoming a party to the Rights Agreement, that Lender execute and deliver this Agreement to Borrower.

                                     AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Lender, as follows:

     1. DEFINITIONS AND INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Rights Agreement shall have the respective meanings given to those terms in the Rights Agreement. Lender hereby acknowledges receipt of a copy of the Rights Agreement, attached hereto as
Exhibit 1.

     2. AGREEMENT TO BE BOUND. Lender agrees that, on and as of the date of this Agreement, it shall become a party to the Rights Agreement by virtue of its execution of this Agreement, and Lender shall be deemed a Holder under the Rights Agreement, and the Warrant shall be deemed a Lender Warrant for purposes of the Rights Agreement, and Lender shall be bound by all the provisions of the Rights Agreement to the same extent as if Lender had executed the Rights Agreement as of the effective date thereof.

     3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington.

     IN WITNESS WHEREOF, Lender has caused this Joinder Agreement to be executed by its duly authorized officer as of the date first above written.



                              [LENDER]


                              By:____________________________________

                              Name:__________________________________

                              Title:_________________________________


     Address:

     [_________________________________]

     [_________________________________]

     [_________________________________]

     Attn:

     Telephone:

     Facsimile:

                                     EXHIBIT 1

                                  RIGHTS AGREEMENT